ARMOUR RESIDENTIAL REIT, Inc. Company Update August 11, 2015

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

Monthly Commentary 3 Since our last monthly update, there have been no material changes to the portfolio or the hedge book. On June 18, 2015 the Company announced a reverse stock split of ARMOUR’s outstanding shares of common stock at a ratio of one-for-eight. The reverse stock split was effective as of 5:00 p.m. Eastern Time on July 31, 2015.

ARMOUR Monthly Metrics 4 (1) Some of the data may be based on information preceding the date of the report (i.e., closing prices). (2) Leverage does not include TBA dollar rolls and is based on the most recent audited financial statements available in the 10Q/10K at the time of the report. (3) A portion of $0.33 dividend payable has been subtracted from the book value range based on accrual throughout the month. Quarter Asset Yield Cost of Funds Net Interest Margin Q1 2014 3.20 1.37 1.82 Q2 2014 2.85 1.40 1.46 Q3 2014 2.68 1.25 1.43 Q4 2014 2.71 1.44 1.27 Q1 2015 2.72 1.52 1.20 Q2 2015 2.61 1.24 1.36 Report Date (1) May 8 2015 June 19 2015 July 13 2015 August 11 2015 Common Stock Price $24.24 $23.36 $23.12 $22.10 Estimated Book Value Range $33.16 - $33.24 $31.80-$31.88 $31.24 - $31.32 $31.25-$31.33(3) Common Shares Outstanding 43,908,328 43,772,953 43,783,895 43,771,987 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 4.37 4.60 4.76 4.58 Hedge Balance Sheet Duration -3.69 -3.97 -3.96 -3.95 Net Balance She t Durati n 0.68 0.63 0.81 0.63 Leverage(2) 8.2 8.1 8.0 7.9 Rates DV01 1,100,000 973,000 1,220,000 971,000 Spread DV01 8,547,000 8,217,000 8,170,000 8,254,000 FNCL 3.5 Price 104.39 103.20 102.73 103.78 FNCI 3.0 Price 104.36 103.70 103.36 103.69 10 Yr Treasury Yield 2.18% 2.34% 2.40% 2.16%

ARMOUR Capitalization, Dividend Policy, Transparency and Manager • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. Transparency and Governance 5 ARMOUR REIT Manager and Fee Structure • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • Accretive fee structure: effective fee percentage declines as equity increases. Common Stock Dividend Policy Capitalization • 43,771,987 shares of common stock outstanding (NYSE: “ARR”).(1) • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Estimated book value of common stock of $1.4 billion. • Preferred stock par value of $195.8 million • ARMOUR pays common stock dividends monthly. • Dividends are announced based on estimates of core and taxable REIT income. Information as of 8/7/2015. (1) Share count data is as of 8/11/2015 close. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology.

ARMOUR Balance Sheet Targets ARMOUR invests in Agency mortgage securities. Net balance sheet weighted average duration target of 1.5 or less. • 4.58 gross asset duration. • -3.95 hedge duration. • 0.63 net balance sheet duration. Hedge a minimum of 40% of assets and funding rate risk. • $12.7 billion in hedges (swaps). • 81.1% of assets hedged (40.2% with current paying swaps). • 100.8% of repurchase agreements hedged (50.0% with current paying swaps). Hold 40% of unlevered equity in cash between prepayment periods. • $912.5 million in total liquidity. • $362.3 million in true cash. • $351.7 million in unlevered securities. • $198.5 million in short term Agency P&I. Long term debt to equity target of 8x - 9x. • $12.6 billion in net REPO borrowings. • 7.9x Q2 2015 shareholders’ equity (not including TBA dollar rolls). 6 Assets Duration Hedging Liquidity Leverage Information as of 8/7/2015.

ARMOUR Portfolio Strategy and Investment Methodology 7  Diversify Broadly • Diversification limits idiosyncratic pool risk. • Over 1300 cusips.  Highly Liquid Assets • Purchase those Agency securities that are highly liquid (easily traded and priced). • ARMOUR purchases “pass-through” securities. • No collateralized mortgage obligations (“CMOs”).  Diversified Sources • Source assets through a mix of direct purchases from: • Originators. • Dealer inventories. • Institutional investors.  Loan Analysis – Inelasticity vs. Elasticity • Credit work on non-credit assets. • Original and current loan balance. • Year of origination. • Originating company, third-party originators. • Loan seasoning. • Principal amortization schedule. • Original loan-to-value ratio. • Geography. • 77.4% of our 15yr MBS are between 85K – 175K loan balances.  Pool Analysis • Prepayment history. • Prepayment expectations. • Premium over par. • “Hedgability.” • Liquidity. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 8/7/2015.

ARMOUR Portfolio and Derivatives Overview 8 Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase. (1) The duration contribution to the balance sheet is based on effective duration and market value. Information as of 8/7/2015. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding. ARMs & Hybrids 0.8% 128.7$ 104.5% 104.9% 2.64/3.25 1.13 Agency Multifamily Ballooning in 120 Months or Less 15.9% 2,484.3$ 102.3% 102.2% 3.04/4.11 7.60 Fixed Rates Maturing in 120 Months or Less 0.3% 48.0$ 104.4% 106.2% 4.06/4.44 2.78 Fixed Rates Maturing Between 121 and 180 Months 34.4% 5,357.6$ 104.7% 105.2% 3.34/3.83 3.78 Fixed Rates Maturing Between 181 and 240 Months 29.0% 4,525.7$ 106.0% 106.0% 3.64/4.16 3.66 Fixed Rates Maturing Between 241 and 360 Months 8.9% 1,394.6$ 106.2% 106.4% 3.91/4.39 4.87 FNCL 3.5 TBA 10.6% 1,652.7$ 103.0% 103.3% 3.50/4.01 4.68 Total or Weighted Average 100.0% 15,591.6$ 104.6% 104.9% 3.45/4.04 4.52 Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Current Value (millions) Agency Asset Class % of Total ARR Portfolio Agency Assets 4.58 Interest Rate Swaps -3.95 Net Balance Sheet Duration 0.63 Duration Contribution to Balance S eet (1) Assets 15,591.6$ 40.2% 81.1% Net Repo Balance 12,552.5$ 50.0% 100.8% Amount (millions) Total Hedge % (All Hedges) Total Hedge % (Current Paying)

ARMOUR Hedge Portfolio 9 Information as of 8/7/2015. Some totals may not foot due to rounding. Forward Starting Weighted Average Months to Start Weighted Average Underlying Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 9 24 400.0$ 1.29 Interest Rate Swap 3 49 2,350.0$ 1.47 Interest Rate Swap 8 72 1,025.0$ 2.05 Interest Rate Swap 10 84 250.0$ 2.28 Interest Rate Swap 8 120 2,350.0$ 2.29 Total or Weighted Average 6 79 $ 6,375.0 1.89 Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 7 2,700.0$ 1.16 Interest Rate Swap 13-24 Months 15 700.0$ 1.09 Interest Rate Swap 25-36 Months 28 500.0$ 0.88 Interest Rate Swap 37-48 Months 0 -$ 0.00 Interest Rate Swap 49-60 Months 0 -$ 0.00 Interest Rate Swap 61-72 Months 0 -$ 0.00 Interest Rate Swap 73-84 Months 0 -$ 0.00 Interest Rate Swap 85-96 Months 91 1,375.0$ 2.11 Interest Rate Swap 97-108 Months 0 -$ 0.00 Interest Rate Swap 109-120 Months 113 1,000.0$ 2.66 Interest Rate Swap 121-132 Months 0 -$ 0.00 Interest Rate Swap 132-144 Months 0 -$ 0.00 Total or Weighted Average 5 6,275. .58

ARMOUR Portfolio Constant Prepayment Rates (“CPR”) 10 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate (“CPR”) is the annualized equivalent of single monthly mortality (“SMM”). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR REPO Composition 11 (1) ARMOUR has signed MRAs with 37 counterparties. $273 mm of unsettled bonds are not reflected in the net repo numbers Information as of 8/7/2015. Some totals may not foot due to rounding. 1 ICBC Financial Services LLC 959.9$ 7.6% 70 21 53 2 BNP Paribas Securities Corp. 927.1$ 7.3% 124 43 83 3 Mitsubishi UFJ Securities (USA), Inc. 921.0$ 7.2% 70 21 48 4 Morgan Stanley & Co. LLC 907.1$ 7.1% 59 14 28 5 Wells Fargo Securities 863.3$ 6.8% 32 17 32 6 Merrill Lynch, Pierce, Fenner & Smith Inc. 826.1$ 6.5% 66 16 34 7 J.P. Morgan Securities LLC 800.7$ 6.3% 56 18 42 8 Citibank, N.A. 700.0$ 5.5% 366 156 220 9 The Bank of Nova Scotia 528.1$ 4.2% 74 20 32 10 E D & F Man Capital Markets Inc. 492.6$ 3.9% 88 37 48 11 ABN AMRO Bank N.V. 463.2$ 3.6% 113 63 126 12 Royal Bank of Canada 394.4$ 3.1% 64 34 54 13 Societe Generale 377.3$ 3.0% 82 22 42 14 Daiwa Securities America Inc. 374.6$ 2.9% 67 30 34 15 The Bank of New York Mellon 350.0$ 2.8% 364 50 54 16 ING Financial Markets LLC 338.4$ 2.7% 31 21 32 17 UBS Securities LLC 295.1$ 2.3% 53 10 10 18 Nomura Securities International, Inc. 283.7$ 2.2% 57 13 24 19 Mizuho Securities USA Inc. 273.6$ 2.2% 92 41 41 20 KGS-Alpha Capital Markets, L.P. 254.9$ 2.0% 62 39 40 21 Natixis Financial Products LLC 252.3$ 2.0% 50 31 38 22 South Street Securities LLC 230.5$ 1.8% 63 17 17 23 CRT Capital Group LLC 204.4$ 1.6% 90 17 17 24 Barclays Capital Inc. 195.8$ 1.5% 91 37 41 25 Citigroup Global Markets Inc. 195.4$ 1.5% 59 14 17 26 Deutsche Bank Securities Inc. 131.7$ 1.0% 39 23 32 27 Guggenheim Securities, LLC 131.2$ 1.0% 33 10 10 28 Pierpont Securities LLC 41.4$ 0.3% 62 10 10 Total or Weighted Average 12,713.7$ 100.0% 94 33 Longest Remaining Term in Days Weighted Average Remaining Term in Days Weighted Average Original Term in Days Percentage of REPO Positions with ARMOUR Principal Borrowed (millions) REPO Counter-Party(1) Weighted Average Repo Rate 0.40% Weighted Average Haircut 4.82% August Paydowns (161.2) N t REPO after Paydowns 12,552.5 Debt to Q2 2015 Shareholders' Equity Ratio 7.9

12 www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340